SEASONS SERIES TRUST
Supplement to the Prospectus
Dated August 2, 2004

Focus Growth Portfolio. On December 15, 2004, the Board of Trustees approved changes to the investment strategy of the Focus Growth Portfolio. Effective February 14, 2005, the Focus Growth Portfolio may invest in equity securities of any market capitalization. Currently, the Portfolio is required to invest 80% of net assets in equity securities of large cap companies.

Under the section titled "TRUST HIGHLIGHTS," the charts relating to the Focus Growth Portfolio are replaced in their entirety with the following, effective February 14, 2005:

Seasons Focused Portfolios
Portfolio	Investment Goal	Principal Investment Strategy
Focus Growth Portfolio	long-term growth of capital	Active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Average Annual Total Returns (as of the calendar year ended December 31, 2003)	Past One Year	Return since Inception [5]
Focus Growth Portfolio[1] Class 3	41.34%	32.12%
Russell 3000® Growth Index[2] Class 3	30.97%	23.45%
Russell 1000® Growth Index[3] Class 3	29.75%	-5.03%
S&P 500®4 Class 3	28.67%	23.29%

  Effective October 1, 2002, Salomon Brothers Asset Management Inc. replaced Jennison Associates LLC as manager of a component of the portfolio.

  Effective February 14, 2005, the Portfolio has selected the Russell 3000® Growth Index for performance comparisons. Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The change in indices was made because the Russell 3000® Growth Index is more representative of the Portfolio's investment strategy.
  The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

  The Standard & Poor's 500® Composite stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

  Inception date for Class 3 shares is November 10, 2002.

Under the section titled "MORE INFORMATION ABOUT THE PORTFOLIOS," the first two rows on the chart relating to Focus Growth Portfolio are replaced in their entirety with the following, effective February 14, 2005:

Focus Growth Portfolio
What are the Portfolio's principal investments?	- Equity securities of companies of any market capitalization
What other types of investments may the Portfolio significantly invest in?	- Preferred stocks (up to 15% of net assets) - Junk bonds (up to 20%)

In addition, the Board of Trustees approved the termination of Fred Alger Management, Inc. ("Alger") and Salomon Brothers Asset Management Inc. ("Salomon") as sub-advisers to the Focus Growth Portfolio, effective February 14, 2005. Credit Suisse Asset Management, LLC ("CSAM") and Janus Capital Management LLC ("Janus") will become subadvisers to the Focus Growth Portfolio as of such date. CSAM, Janus and Marsico Capital Management LLC ("Marsico") will each manage approximately one-third of the assets of the Focus Growth Portfolio.

Under the section titled "MANAGEMENT," under the heading "Information about the Subadvisers," references to Alger and Salomon are deleted in their entirety and the following disclosure is added, effective February 14, 2005:

Credit Suisse Asset Management, LLC. CSAM is a member of Credit Suisse Asset Management, the institutional mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients. As of September 30, 2004, Credit Suisse Asset Management managed over $27.5 billion in the U.S. and over $308.2 billion in 15 countries.

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Focus Growth Portfolio is deleted and replaced in its entirety with the following, effective February 14, 2005:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Focus Growth Portfolio	Marsico	- Thomas F. Marsico Chairman, Chief Executive Officer, Chief Investment Officer and Portfolio Manager

Mr. Marsico has been the Chairman and Chief Executive Officer of Marsico since he formed Marsico in 1997. From 1988 through 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund and from 1991 through 1997, Mr. Marsico served as the portfolio manager of the Janus Growth & Income Fund.

	CSAM	- Marian U. Pardo Managing Director

Ms. Pardo joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund.

		- Calvin E. Chung Director	Mr. Chung joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999.
- Leo M. Bernstein Director

Mr. Bernstein is an analyst and portfolio manager specializing in all sectors of technology hardware in U.S. small- and mid-capitalization, post-venture capital and distribution management equity portfolios.

	Janus	- Scott W. Schoelzel Vice President and Portfolio Manager

Mr. Schoelzel joined Janus in 1994. He has managed the Janus Twenty Fund since August 1997 and the Janus Aspen Capital Appreciation Portfolio and the Janus Adviser Capital Appreciation Fund since their inception.

Date: December 17, 2004

Class 3